UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 13, 2018
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

Maryland	001-37506	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant's Certifying Accountant.

(a)
The Audit Committee (the "Committee") of the Board of Directors of MSB Financial Corp. (the "Registrant") recently conducted a competitive selection process to determine the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2018. As a result of this process, on March 13, 2018, the Registrant dismissed BDO USA, LLP ("BDO") as the Registrant's independent registered public accounting firm. The dismissal of BDO was approved by the Audit Committee of the Registrant's Board of Directors and will become effective immediately.

BDO's audit reports on the Registrant's consolidated financial statements as of and for the years ended December 31, 2017 and December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2017 and the subsequent interim period through March 13, 2018, there were (i) no disagreements between the Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided BDO a copy of the disclosures in this Form 8-K and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant's statements in this Item 4.01. A copy of the letter dated March 14, 2018 is filed as Exhibit 16.1 to this Form 8-K.

(b)
On March 13, 2018, the Audit Committee of the Registrant's Board of Directors engaged Crowe Horwath LLP ("Crowe") as the Registrant's independent registered public accounting firm, effective March 13, 2018. During the fiscal years ended December 31, 2017 and December 31, 2016 and the subsequent interim period preceding the selection of Crowe, the Registrant did not consult with Crowe regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant's financial statements, and Crowe did not provide any written report or oral advice that Crowe concluded was an important factor considered by the Registrant in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a "reportable event", as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of BDO USA, LLP, dated March 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.
	By:	/s/ Michael A. Shriner
Date: March 14, 2018		Michael A. Shriner President and Chief Executive Officer